UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/05/2010

MF Global Holdings Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33590

Delaware	98-0551260
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

717 Fifth Avenue
9th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 589-6200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. James Rowsell, Managing Director--Europe, will separate, effective October 12, 2010, from MF Global Holdings Ltd. (the "Company"). The Company has initiated a search to replace Mr. Rowsell. In the interim, Mr. Charles Pendred, non-executive chairman of MF Global Holdings Europe Limited, will serve as the Company's interim managing director of Europe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF Global Holdings Ltd.

Date: October 07, 2010	By:	/s/ Laurie R. Ferber
Laurie R. Ferber
Executive Vice President and General Counsel